                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                  FORM 8-K/A

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  December 21, 1998
                                                --------------------------------

                     Data Processing Resources Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      California                   0-27612                       95-3931443
--------------------------------------------------------------------------------
   (State or other               (Commission                  (I.R.S. Employer
    jurisdiction                 File Number)                Identification No.)
  of incorporation)


4400 MacArthur Boulevard, Suite 600, Newport Beach, California         92660
--------------------------------------------------------------------------------
           (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (949) 553-1102
                                                  ------------------------------

                                Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On December 21, 1998, Data Processing Resources Corporation ("DPRC") acquired Systems & Programming Consultants, Inc., a North Carolina corporation ("SPC"), pursuant to the terms of the Agreement and Plan of Merger, dated June 16, 1998, as amended on October 13, 1998 and on October 20, 1998, by and among DPRC, DPRC Acquisition Corp., a wholly owned subsidiary of DPRC ("Merger Sub"), SPC and certain shareholders of SPC (the "Merger Agreement"). In the merger, Merger Sub was merged with and into SPC, with SPC continuing as the surviving corporation as a wholly owned subsidiary of DPRC. The consideration delivered in connection with the merger was paid in shares of DPRC common stock. In the merger, each outstanding share of SPC common stock was converted into 6.399204 shares of DPRC common stock. No fractional shares were issued. In connection with the merger, DPRC issued approximately 2.2 million shares of DPRC common stock and assumed the outstanding options under the SPC Stock Option Plan. Such SPC options are fully vested and exercisable to purchase approximately 1.1 million shares of DPRC common stock at a weighted average option exercise price of approximately $4.06 per share. The merger was approved on December 17, 1998 at a special meeting of SPC shareholders and on December 21, 1998 at a special meeting of DPRC shareholders. The effective date of the merger was December 21, 1998. The merger has been accounted for as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles.

          The information related to this transaction which would otherwise be required to be reported under Item 2 is not provided herein pursuant to General Instruction B.3. of Form 8-K as substantially the same information required by
Item 2 has been "previously reported" (as defined in Rule 12b-2) by the Registrant in connection with the Registrant's Registration Statement on Form S-4 (File No. 333-61017).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               Unaudited Interim Financial Statements of SPC, including the balance sheet as of October 31, 1998 and the related statements of income and cash flows for the ten months ended October 31, 1998 and 1997.

          (B)  PRO FORMA FINANCIAL INFORMATION.

               Unaudited Consolidated Pro Forma Financial Information of DPRC and SPC, including the consolidated balance sheet as of October 31, 1998 and related consolidated statement of income for the three months ended October 31, 1998.

                                       2.

          Additional information related to this transaction which would otherwise be required to be reported under Item 7 is not provided herein pursuant to General Instruction B.3. of Form 8-K as substantially the same information required by Item 7 has been "previously reported" (as defined in Rule 12b-2) by the Registrant in connection with the Registrant's Registration Statement on Form S-4 (File No. 333-61017).

                                       3.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DATA PROCESSING RESOURCES CORPORATION
                                              (Registrant)


Dated: March 4, 1999          By: /s/ JAMES A. ADAMS
             -                    ---------------------------
                                  James A. Adams
                                  Vice President, Finance and
                                  Chief Financial Officer


                                       4.

SYSTEMS & PROGRAMMING CONSULTANTS, INC.

INDEX TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
                                                                          Page

HISTORICAL FINANCIAL STATEMENTS OF SYSTEMS &
  PROGRAMMING CONSULTANTS, INC. (UNAUDITED)
Balance sheets as of October 31, 1998 (unaudited)                          F-2
Statements of income for the ten months ended October 31, 1998
  (unaudited) and 1997 (unaudited)                                         F-4
Statements of cash flows for the ten months ended October 31, 1998
  (unaudited) and 1997 (unaudited)                                         F-5
Notes to financial statements (unaudited)                                  F-6

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF
 REGISTRANT (UNAUDITED):
Pro forma consolidated balance sheet as of October 31, 1998 (unaudited)    F-8
Pro forma consolidated statement of income for the three months ended
 October 31, 1998 (unaudited)                                             F-10
Notes to pro forma consolidated financial statements (unaudited)          F-11

SYSTEMS & PROGRAMMING CONSULTANTS, INC.

BALANCE SHEET
AS OF OCTOBER 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
(in thousands, except share data)


ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                              $   160
Accounts receivable, net of allowance for doubtful accounts of $195      9,585
Income tax receivable
Deferred tax asset                                                       1,199
                                                                       -------

    Total current assets                                                10,944

PROPERTY, net                                                              403

OTHER ASSETS                                                               189
                                                                       -------

                                                                       $11,536
                                                                       =======

See accompanying notes
to financial statements.                      F-2

SYSTEMS & PROGRAMMING CONSULTANTS, INC.

BALANCE SHEET
AS OF OCTOBER 31, 1998 (UNAUDITED) (Continued)
------------------------------------------------------------------------------------------------
(in thousands, except share data)

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued liabilities                                                 $ 2,510
Income taxes payable                                                                       1,219
Line of credit                                                                               570
Long-term debt - current
                                                                                         -------

    Total current liabilities                                                              4,299


COMMITMENTS AND CONTINGENCIES

REDEEMABLE COMMON STOCK HELD BY STOCK BONUS PLAN -
  69,895 and 66,252 shares outstanding as of October 31, 1998 and 1997,
  respectively                                                                            11,891

SHAREHOLDERS' EQUITY:
Common stock, no par value; 1,000,000 shares authorized; 259,273 and
  189,963 shares issued and outstanding as of October 31, 1998 and 1997,
  respectively                                                                             5,954
Deferred compensation associated with performance-vesting options                           (621)
Retained earnings                                                                         (9,987)
Less treasury stock at cost, 0 (1998) and 22,167 (1997) shares in treasury
                                                                                         -------

    Total shareholders' equity                                                            (4,654)
                                                                                         -------

                                                                                         $11,536
                                                                                         =======

See accompanying notes
to financial statements.                      F-3

SYSTEMS & PROGRAMMING CONSULTANTS, INC.

STATEMENTS OF INCOME
FOR THE TEN MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED)
AND 1997 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
(in thousands, except share data)

                                                                                         1998             1997
REVENUES                                                                               $ 51,337         $ 32,014

COST OF PROFESSIONAL SERVICES                                                            36,325           22,501
                                                                                       --------         --------

GROSS MARGIN                                                                             15,012            9,513

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES                                            10,708            8,932

COMPENSATION EXPENSE ASSOCIATED WITH
  PERFORMANCE VESTING OPTIONS                                                             3,107             --
                                                                                       --------         --------

OPERATING INCOME                                                                          1,197              581

INTEREST EXPENSE, net                                                                      (103)             (97)
                                                                                       --------         --------

INCOME BEFORE INCOME TAX PROVISION                                                        1,094              484

INCOME TAX PROVISION                                                                        526               31
                                                                                       --------         --------

NET INCOME                                                                                  568              453
LESS PREFERRED STOCK DIVIDEND                                                               --               (21)
                                                                                       --------         --------
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                                                $568             $432
                                                                                       ========         ========
NET INCOME PER SHARE - BASIC                                                              $1.73            $1.56
                                                                                       ========         ========

NET INCOME PER SHARE - DILUTED                                                            $1.14             $.98
                                                                                       ========         ========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING -
  BASIC                                                                                 328,592          277,072
                                                                                       ========         ========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING -
  DILUTED                                                                               497,831          438,972
                                                                                       ========         ========

See accompanying notes
to financial statements.

SYSTEMS & PROGRAMMING CONSULTANTS, INC.

STATEMENTS OF CASH FLOWS
FOR THE TEN MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED)
AND 1997 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
(in thousands)
                                                                             1998              1997
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                $    568          $    453
Adjustments to reconcile net income to net cash provided by (used in)
  operating activities:
  Depreciation                                                                  59                64
  Contribution of common stock to profit sharing plan                          200                 -
  Compensation expense associated with performance-vesting options           3,107
  Deferred income taxes                                                     (1,062)
  Changes in operating assets and liabilities:
    Accounts receivable                                                     (3,842)           (3,523)
    Income tax receivable                                                      526
    Prepaid expenses and other long-term assets                                (97)              (21)
    Accounts payable and accrued liabilities                                  (188)            1,168
    Income taxes payable                                                     1,219              (290)
                                                                          --------          --------

      Net cash provided by (used in) operating activities                      490            (2,149)

CASH FLOWS FROM INVESTING ACTIVITIES -
  Purchase of property                                                         (85)              (81)
  Proceeds from sale of property                                               253                 6
                                                                          --------          --------

      Net cash provided by (used in) investing activities                      168               (75)

CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase of common stock from profit sharing plan                              (52)              (37)
Proceeds (Repayment) of line of credit, net                                   (200)            2,132
Repayment of notes payable                                                    (246)              (34)
Payment of preferred stock dividend                                                              (21)
Redemption of preferred stock                                                                   (680)
                                                                          --------          --------

      Net cash (used in) provided by financing activities                     (498)            1,360
                                                                          --------          --------

NET INCREASE (DECREASE) IN CASH                                                160              (864)

CASH AND CASH EQUIVALENTS, beginning of period                                   -               849
                                                                          --------          --------

CASH AND CASH EQUIVALENTS, end of period                                  $    160          $    (15)
                                                                          ========          ========

SUPPLEMENTAL INFORMATION -
  Cash paid for:
    Interest                                                              $    123          $    119
                                                                          ========          ========
    Income taxes                                                          $    361          $     15
                                                                          ========          ========

NONCASH TRANSACTION DISCLOSURES

In December 1996, SPC accrued year-end bonuses of $401,945 for certain of its officers to be paid in the form of common stock. Such stock was issued in the ten months ended October 31, 1997.

In conjunction with the Company's Stock Bonus Plan, the Company recorded accretion to the amount of redeemable common stock held in the plan of $9,043,707 and $1,186,568 for the ten months ended October 31, 1998 and 1997, respectively.

See accompanying notes
to financial statements.

SYSTEMS & PROGRAMMING CONSULTANTS, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

1.  GENERAL

    Business - Systems & Programming Consultants, Inc., a North Carolina corporation (SPC), is in the business of servicing the information technology needs of its clients throughout the southeastern United States.

    On December 21, 1998, Data Processing Resources Corporation (DPRC) acquired SPC pursuant to the terms of the Agreement and Plan of Merger, dated June 16, 1998, as amended on October 13, 1998 and on October 20, 1998, by and among DPRC, DPRC Acquisition Corp., a wholly owned subsidiary of DPRC (Merger Sub), SPC and certain shareholders of SPC (the Merger Agreement). In the merger, Merger Sub was merged with and into SPC, with SPC continuing as the surviving corporation as a wholly owned subsidiary of DPRC. The consideration delivered in connection with the merger was paid in shares of DPRC common stock. In the merger, each outstanding share of SPC common stock was converted into 6.399204 shares of DPRC common stock. No fractional shares were issued. In connection with the merger, DPRC issued approximately
    2.2 million shares of DPRC common stock and assumed the outstanding options under the SPC Stock Option Plan. Such SPC options are fully vested and exercisable to purchase approximately 1.1 million of shares of DPRC common stock at a weighted average option exercise price of approximately $4.06 per share. The merger was approved on December 17, 1998 at a special meeting of SPC shareholders and on December 21, 1998 at a special meeting of DPRC shareholders. The effective date of the merger was December 21, 1998. The merger has been accounted for as a pooling of interests for financial reporting purposes in accordance with generally accepted accounting principles.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Interim Financial Data - The interim financial data as of October 31, 1998 and for the ten months ended October 31, 1998 and 1997 is unaudited. The information reflects all adjustments, consisting only of normal recurring entries that, in the opinion of management, are necessary to present fairly the financial position and results of operations of SPC for the periods indicated. Results of operations for the interim periods are not necessarily indicative of the results of operations for the full fiscal year. For further information, refer to SPC's audited financial statements for the fiscal year ended December 31, 1997 included in DPRC's registration statement on Form S-4, as amended (Registration No. 333-61017), filed with the Securities and Exchange Commission on November 12, 1998. Certain reclassifications have been made in the financial statements to conform amounts previously reported for fiscal year 1997 to the fiscal year 1998 presentation.

    Stock Bonus Plan - SPC has a profit sharing plan (the Plan) which includes a stock bonus feature. Under this arrangement, SPC has the option of making its annual matching contribution to the Plan in cash or the equivalent fair market value in shares of its common stock. Under the terms of the Plan, SPC repurchases its common stock to provide the Plan with the necessary liquidity to pay benefits and other withdrawals to the Plan participants. Additionally, in certain circumstances, Plan participants have the right to require SPC to purchase their stock.

SYSTEMS & PROGRAMMING CONSULTANTS, INC.

NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED) (Continued)
--------------------------------------------------------------------------------


    SPC has classified the maximum possible cash obligation under the Plan outside of permanent equity. Such amount is accreted as a charge to retained earnings to reflect the change in value of the underlying stock.

SYSTEMS & PROGRAMMING CONSULTANTS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF OCTOBER 31, 1998 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
(in thousands, except share data)
                                                                            October 31, 1998 (unaudited)
                                                                    ---------------------------------------------
                                                                                                        Pooling
                                                                     DPRC              SPC             Adjustment        Combined

ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                             $ 40,572          $   160          $    -         $ 40,732
Investments                                                             32,982                                            32,982
Accounts receivable, net of allowance for doubtful
  accounts of $2,145                                                    49,193            9,585                           58,778
Prepaid expenses and other current assets                                4,360                                             4,360
Deferred tax asset                                                         711            1,199                            1,910
                                                                      --------          -------         -------         --------

    Total current assets                                               127,818           10,944                          138,762

PROPERTY, net                                                            5,213              403                            5,616

OTHER ASSETS                                                             1,013              189                            1,202

INTANGIBLE ASSETS, net of accumulated amortization
  of $6,105                                                            128,304                                           128,304
                                                                      --------          -------         -------         --------

                                                                      $262,348          $11,536         $     -         $273,884
                                                                      ========          =======         =======         ========


See accompanying notes to unaudited
pro forma consolidated financial statements.             F-8

SYSTEMS & PROGRAMMING CONSULTANTS, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF OCTOBER 31, 1998 (UNAUDITED) (Continued)
--------------------------------------------------------------------------------
(in thousands, except share data)

                                                               October 31, 1998 (unaudited)
                                                    --------------------------------------------------
                                                                                           Pooling
                                                      DPRC             SPC                adjustment             Combined

LIABILITIES AND SHAREHOLDERS'
 EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued liabilities               $ 15,303         $ 2,510         $      -                    $ 17,813
Income taxes payable                                      3,553           1,219                                        4,772
Line of credit                                                              570                                          570
                                                       --------         -------         -------------               --------

    Total current liabilities                            18,856           4,299                                       23,155

LONG-TERM DEFERRED INCOME TAXES                             784                                                          784

LONG-TERM DEBT                                          111,466                                                      111,466

COMMITMENTS AND CONTINGENCIES

REDEEMABLE COMMON STOCK HELD
  BY STOCK BONUS PLAN -
  69,895 shares outstanding                                              11,891               (11,891)

SHAREHOLDERS' EQUITY:
Common stock                                            109,089           5,954                 1,025                116,068
Deferred compensation associated with
  performance-vesting options                                              (621)                                        (621)
Retained earnings (deficit)                              22,153          (9,987)               10,866                 23,032
                                                       --------         -------         -------------               --------

    Total shareholders' equity (deficit)                131,242          (4,654)               11,891                138,479
                                                       --------         -------         -------------               --------

                                                       $262,348         $11,536         $      -                    $273,884
                                                       ========         =======         =============               ========

See accompanying notes to unaudited
pro forma consolidated financial statements.          F-9

SYSTEMS & PROGRAMMING CONSULTANTS, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
(in thousands, except per share data)
                                                 Three months  ended
                                                   October 31, 1998
                                                      (unaudited)
                                              ---------------------------
                                                DPRC             SPC             Combined
REVENUES                                      $73,623          $17,418          $   91,041

COST OF PROFESSIONAL SERVICES                  51,026           12,225              63,251
                                              -------          -------          ----------

GROSS MARGIN                                   22,597            5,193              27,790

SELLING, GENERAL, AND ADMINISTRATIVE
  EXPENSES                                     14,991            3,076              18,067

COMPENSATION EXPENSE ASSOCIATED WITH
  PERFORMANCE VESTING OPTIONS                                      932                 932
                                              -------          -------          ----------

OPERATING INCOME                                7,606            1,185               8,791

INTEREST EXPENSE, net                            (515)             (25)               (540)
                                              -------          -------          ----------

INCOME BEFORE INCOME TAX PROVISION              7,091            1,160               8,251

INCOME TAX PROVISION                            3,191              527               3,718
                                              -------          -------          ----------

NET INCOME                                    $ 3,900          $   633          $    4,533
                                              =======          =======          ==========


NET INCOME PER SHARE - BASIC                                                         $0.33
                                                                                ==========

NET INCOME PER SHARE - DILUTED                                                       $0.32
                                                                                ==========

WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING - BASIC                                                               13,882
                                                                                ==========

WEIGHTED AVERAGE COMMON SHARES
  OUTSTANDING - DILUTED                                                             14,264
                                                                                ==========

See accompanying notes to unaudited
pro forma consolidated financial statements.

SYSTEMS & PROGRAMMING CONSULTANTS, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED OCTOBER 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

1.  UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

    On June 16, 1998, DPRC entered into an agreement, which was amended on October 13, 1998 and October 20, 1998, to acquire SPC by merger of a wholly owned subsidiary of DPRC into SPC (the Merger). The unaudited pro forma consolidated statement of income for the three months ended October 31, 1998 has been prepared as if the Merger had occurred at the beginning of such period. The pro forma consolidated balance sheet as of October 31, 1998 has been prepared as if the Merger had occurred on October 31, 1998. The unaudited pro forma consolidated financial statements are provided for informational purposes only and are not necessarily indicative of the results that would have been obtained had the Merger occurred on the date indicated or that may be achieved in the future.

    The unaudited pro forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements of DPRC (which give retroactive effect to the Merger) included in DPRC's current report filed on Form 8-K, dated March 1, 1999 and DPRC's quarterly report on Form 10-Q for the quarter ended October 31, 1998.

2.  POOLING ADJUSTMENT

    The pooling adjustment represents the lapsing of the redemption feature associated with the common stock held by the SPC Stock Bonus Plan. This redemption feature lapses upon the issuance of DPRC's common stock in exchange for shares held by the plan upon consummation of the merger.

                                     F-11